- 1 - Error! Unknown document property name. EXHIBIT 10.2 Collaboration Agreement This Collaboration Agreement (“Agreement”) is entered into on April 26, 2022 (“Effective Date”) between Caladrius Biosciences, Inc., having an address at 110 Allen Road, Suite 2, Basking Ridge, NJ 07920 (“Caladrius”) and Cend Therapeutics, Inc., having an address at 12544 High Bluff Drive, Suite 400, San Diego, CA 92130 (“Cend”) (each a “Party” and collectively, the “Parties”). Background A. The Parties are contemplating entering into a capital transaction (“Transaction”) pursuant to that certain Agreement And Plan Of Merger and Reorganization (“Merger Agreement”); B. The Parties desire to collaborate on certain development and clinical activities prior to the consummation of the Transaction, including Caladrius providing guidance to Cend for such development and clinical activities, as more fully set forth herein; and C. The Parties desire to enter into this Agreement to establish the terms and conditions applicable to their collaboration hereunder. NOW, THEREFORE, in consideration of the promises set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: 1. Definitions (a) “Affiliate” means any corporation or entity controlling, controlled or under the common control of a Party or any third party, as the case may be. For the purpose of this definition, “control” means (a) direct or indirect beneficial ownership of more than 50% of the voting stock or other ownership interest of, or more than 50% interest in the income of, the applicable entity, or (b) the possession, directly or indirectly, of the power to direct the management or policies of the applicable entity, whether through the ownership of voting securities or other equity rights, by contract relating to voting rights or corporate governance, or otherwise. (b) “Background IP” means (a) all Technology owned or controlled by a Party prior to the Effective Date, or that a Party acquires or develops after the Effective Date outside of and independent from this Agreement; and (b) all improvements, enhancements, progeny or derivative works to the foregoing Technology developed, invented, conceived, authored or created in whole or in part by or on behalf of such Party, including, any such all improvements, enhancements, progeny or derivative works created developed, invented, conceived, authored or created by a Party, either solely or jointly with the other Party, as a result of its performance of this Agreement, and all Intellectual Property Rights; and (c) all Intellectual Property Rights relating to the foregoing. (c) “Confidential Information” means all confidential or proprietary information of a Party provided or disclosed to the other Party in connection with this Agreement, including

- 2 - Error! Unknown document property name. without information relating to any know-how, inventions, technical data, ideas, uses, processes, formulations, clinical strategies, development plans, methods, research and development activities, work in process, or any scientific, engineering, manufacturing, marketing, business or financial information relating to the disclosing Party, its present or future products, sales, suppliers, customers, employees, investors or business, in each case whether in oral, written, graphic or electronic form. This Agreement shall be deemed Confidential Information of both Parties. (d) “Foreground IP” means all Technology developed, invented, conceived, authored or created by a Party, either solely or jointly with the other Party, as a result of its performance of this Agreement, other than Technology that constitutes Background IP, and all Intellectual Property Rights relating to such Technology. (e) “Intellectual Property Rights” means all United States and worldwide trademarks, service marks, trade dress, logos, copyrights, rights of authorship, inventions, patents, rights of inventorship, moral rights, rights of publicity and privacy, trade secrets, rights under unfair competition and unfair trade practices laws, and all other intellectual and industrial property rights related thereto, whether or not registrable. (f) “Services” means the specific activities undertaken by the Caladrius personnel as provided under this Agreement. (g) “Studies” means the two clinical trials described in Exhibit A, in each case undertaken for the investigation of the Study Drug. (h) “Study Drug” means CEND-1. For the avoidance of doubt, the Study Drug, and all improvements, enhancements, progeny and derivative works, is the Background IP of Cend. (i) “Technology” means all information, data, material, method, processes, technique, discovery, invention, idea, process, protocol, formulation, know-how, trade secret, development, enhancement, modification, improvement, work of authorship, software, material, or sample; and documentation of any of the foregoing (including records, raw data, concepts, information, designs, programs, formulae, or writings); and in each case whether or not patentable, or susceptible to copyright, trade secret, or any other form of legal protection under applicable law or other intellectual property rights or industrial rights, whether arising under the laws of any state, country or jurisdiction. 2. Collaboration Obligations. (a) Joint Steering Committee. (i) The Parties will establish a joint steering committee (“Joint Steering Committee” or “JSC”) that will be comprised of the following members: (1) For Caladrius: David J. Mazzo (head); Kristen K. Buck. (2) For Cend: David Slack (head); Andy Dorr.

- 3 - Error! Unknown document property name. (ii) The Joint Steering Committee will have the following role during the Term: (1) Provide a forum for discussion, recommendation and monitoring of the Studies; and (2) Make recommendations and provide guidance and approvals regarding the collaboration efforts of the Parties hereunder. (iii) The Joint Steering Committee will be additionally be involved in making recommendations for Study Drug development activity, regulatory document preparation, and trial planning and CRO selection; provided that all decisions shall be solely made by Cend, although JSC consensus on all issues will be sought in good faith. (iv) The JSC will not have the authority to: (a) modify or amend the terms of this Agreement; (b) waive or determine either Party’s compliance with the terms of this Agreement; or (c) decide any issue in a manner that would conflict with the terms and conditions of this Agreement. (v) The Joint Steering Committee will meet at least once per week, or with such other frequency as the JSC may determine, although there will be additional informal communications. (b) Services. (i) As reasonably requested from time to time by Cend, Caladrius personnel will use commercially reasonable efforts to review drafts of the proposed Roche- Genentech Studies collaboration with Cend, so as to be able to provide guidance, assistance and input regarding Study Drug global regulatory matters, and other areas as otherwise agreed by the Parties. (ii) Specifically, David Mazzo, Kristen Buck and Bill Sietsema (with respect to global regulatory affairs matters), will provide reasonable support in connection with the proposed Roche-Genentech Studies collaboration. (iii) David Mazzo, Kristen Buck, and their designees at Caladrius will collaborate with Cend to establish clinical trial plans for the Studies, including site and CRO selection. (c) Compensation. With respect to all Services, Cend will pay for each Caladrius individual’s time in performing Services (including for time spent on JSC matters), at Caladrius’ current consulting/FTE blended rate of $450 per hour. 3. [Reserved.] 4. Intellectual Property Rights

- 4 - Error! Unknown document property name. (a) Background IP. As between the Parties, each Party shall remain the sole and exclusive owner of and shall retain all right, title and interest in and to, its own Background IP. If either Party (as “Assignor”) develops, invents, conceives, authors or creates, whether alone or jointly with the other Party hereto, any improvements, enhancements, progeny or derivative works to the other Party’s (as “Assignee”) Background IP as a result of such Assignor’s performance of this Agreement, then such Assignor hereby agrees to assign and hereby does assign and transfer to the Assignee, all of Assignor’s worldwide right, title and interest in and to such improvements, enhancements, progeny or derivative works. (b) Foreground IP. As between the Parties, each Party shall remain the sole and exclusive owner of and shall retain all right, title and interest in and to, the Foreground IP which is developed solely by such Party. The Parties shall jointly own all jointly developed Foreground IP. (c) License. Subject to the terms of this Agreement, Cend grants Caladrius a limited, nonexclusive, royalty-free, non-transferable, non-sublicensable, terminable license to use, for the sole purpose of Caladrius performing Services under this Agreement, Cend Background IP and Foreground IP which are disclosed or made available to Caladrius by Cend in connection with this Agreement. (d) Reservation of Rights. Except as otherwise expressly set forth herein, neither Party grants to the other Party any rights or licenses to either Party’s Technology, Intellectual Property Rights or Confidential Information hereunder, whether by implication, estoppel or otherwise, and each Party reserves all rights in and to its Background IP and Foreground IP. (e) Confidentiality. Each Party (i) shall keep the other Party’s Confidential Information confidential and shall not divulge, publish or otherwise disclose or allow to be disclosed any aspect of such other Party’s Confidential Information to any third party; and (ii) shall not use the other Party’s Confidential Information for any purpose other than to perform its obligations under this Agreement; and (iii) shall protect the other Party’s Confidential Information with a degree of care which is no less than such Party uses to protect its own Confidential Information, but always at least a reasonable degree of care. Each Party may disclose the other Party’s Confidential Information with those of such Party’s employees and agents who have a need to use such Confidential Information in furtherance of performance of this Agreement, provided such persons shall be advised of the confidential nature of the Confidential Information and shall be subject to legally binding nondisclosure obligations that are at least as restrictive as the terms and duration as those of this Agreement. Upon request, each of the Parties shall immediately return to the other the originals and all copies of any Confidential Information of the other Party. The obligations and restrictions set forth in this Section 4(e) shall not apply to any Confidential Information that falls within any of the following exceptions, provided the receiving Party produces credible written evidence to establish that such information:

- 5 - Error! Unknown document property name. (i) is part of the public domain at the time of disclosure, or becomes part of the public domain after disclosure without breach of this Agreement by a receiving Party; (ii) is independently developed by or for the receiving Party completely apart from the disclosures hereunder, and without use of the other Party’s Confidential Information; (iii) is lawfully received from a third party without obligation of confidentiality; or (iv) was in a receiving Party’s possession prior to the disclosure by the other Party. If the disclosing Party’s Confidential Information is required to be disclosed by the receiving Party by law, regulation or other process of law having competent jurisdiction over such Party (“Legal Process”), the receiving Party shall promptly notify the disclosing Party to allow that Party to challenge such disclosure requirement and/or assert whatever exclusions or exemptions may be available to it, and if so, requested the receiving Party shall cooperate the receiving Party shall cooperate in such efforts at the disclosing Party’s cost. In any event, the receiving Party shall limit the disclosure of any Confidential Information to the minimum extent requested by such Legal Process. The receiving Party agrees that any Confidential Information so disclosed will not lose its status as Confidential Information as a result of being so disclosed and will continue to be subject in all respects to the terms and conditions of this Agreement. If either Party is required to disclose the terms of this Agreement in submissions to the U.S. Securities and Exchange Commission or other equivalent governmental authority, it will (a) consult with the other Party as to which information to redact from the copy of this Agreement that will be disclosed; and (b) to the extent permitted under Applicable Law, redact all sensitive, material and non-public information, from such copy. The requirements of this paragraph shall not apply if the substance of the description of or reference to this Agreement contained in the proposed filing or disclosure has been included in any previous filing or disclosure made by either Party or otherwise approved by the other Party and such information remains accurate as of such time. 5. Warranties (a) Cend Representations and Warranties. Cend represents, warrants and covenants that it has the full power, right and authority to execute and deliver this Agreement. (b) Caladrius Representations and Warranties. Caladrius represents, warrants and covenants that it has the full power, right and authority to execute and deliver this Agreement. (c) Disclaimers. EXCEPT AS OTHERWISE EXPRESSLY SPECIFIED IN THIS SECTION 5, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES HEREUNDER, WHETHER RELATING TO SERVICES, INFORMATION, INTELLECTUAL PROPERTY RIGHTS, TECHNOLOGY OR OTHERWISE, CONTEMPLATED BY THIS AGREEMENT OR OTHERWISE, AND EACH PARTY HEREBY DISCLAIMS ALL OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY,

- 6 - Error! Unknown document property name. NONINFRINGEMENT, AND FITNESS FOR A PARTICULAR PURPOSE. Caladrius does not make any representations, warranties or guarantees with respect to performance, results, outcome or success relating to the Studies, or with respect to regulatory matters. (d) Limitations of Liability. EXCEPT FOR DAMAGES CAUSED BY ITS BREACH OF SECTION 4(e), AND EXCEPT FOR A PARTY’S INFRINGEMENT OR MISAPPROPRIATION OF THE OTHER PARTY’S INTELLECTUAL PROPERTY RIGHTS, (I) IN NO EVENT SHALL A PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES OF ANY KIND OR NATURE WHATSOEVER, OR FOR LOST PROFITS, REVENUE, OR GOODWILL, ARISING FROM OR RELATING TO THIS AGREEMENT, WHETHER ALLEGED TO ARISE FROM BREACH OF CONTRACT, TORT, INCLUDING NEGLIGENCE, OR EXPRESS OR IMPLIED WARRANTY OR OTHERWISE, EVEN SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR IF SUCH DAMAGES ARE OTHERWISE FORESEEABLE, AND (II) EACH PARTY’S MAXIMUM LIABILITY TO THE OTHER PARTY UNDER THIS AGREEMENT IS LIMITED TO AMOUNTS PAID AND PAYABLE BY CEND TO CALADRIUS HEREUNDER. (e) Export Regulations. Each Party warrants and represents that it will comply with all applicable U.S. export control and economic sanctions laws, regulations, and orders, including without limitation those regulations maintained by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), the U.S. Commerce Department’s Bureau of Industry and Security (“BIS”). Without limiting the foregoing, each Party understands and covenants that it shall not, directly or indirectly, sell, export, reexport, transfer, divert, or otherwise release or dispose of any equipment, product, commodities, services, software, samples, materials, information, technical data, or technology (collectively the “Items”) based on technology or Intellectual Property Rights licensed or received under this Agreement to or through any individual, entity, or destination, or for use prohibited by the laws or regulations of the United States or any other applicable jurisdiction without having obtained prior authorization from the competent governmental authorities as required by all such laws and regulations. Each Party shall indemnify and hold harmless the other Party and its Affiliates for such Party’s noncompliance with these controls in connection with the Items. 6. Term and Termination. (a) Term. This Agreement shall commence on the Effective Date and shall continue until terminated under Section 6(b) (the “Term”). (b) Termination. This Agreement will terminate in the event of any of the following: (i) On the thirtieth (30th) calendar day after either Party gives written notice to the other of a material breach by the other of any term or condition of this Agreement, unless the breach is cured before the thirtieth (30th) calendar day; or (ii) Upon termination of the Merger Agreement; or (iii) Upon consummation of the Transaction; or

- 7 - Error! Unknown document property name. (iv) Immediately upon the written agreement of both Parties to terminate this Agreement. 7. Effect of Termination. (a) In the event of termination (a) other than if due to consummation of a Transaction, each Party shall return to the other all copies of such other Party’s Confidential Information previously disclosed, and neither Party nor its Affiliates shall thereafter retain copies, transcriptions or summaries of any portion of the other Party’s Confidential Information, except as may be required by Caladrius to continue to exploit the Cend Improvements in the Field in the Territory; (b) the license granted under Section 4(c) shall terminate; and (c) all Parties shall remain liable for each of their respective obligations hereunder that accrued prior to the date of termination. (b) All rights and remedies conferred herein shall be cumulative and in addition to all of the rights and remedies available to each Party at law, equity or otherwise. (c) Sections 1, 4(a), 4(b), 4(d), 4(e), 5(c), 5(d), 7 and 8 shall survive the termination or expiration of this Agreement. 8. General Terms. (a) Assignment. No rights hereunder may be assigned by either Party, directly or by merger or other operation of law, without the express written consent of the other Party; provided that each Party may assign this Agreement to an Affiliate or in connection with a merger, acquisition, change of control, or sale of all or substantially all of its stock or the assets to which this Agreement relates without any such written consent being required so long as the assignee is bound to the terms of this Agreement. Any prohibited assignment of this Agreement or the rights hereunder will be null and void. No assignment will relieve either Party of responsibility for the performance of any obligations which accrued prior to such assignment. (b) Force Majeure. Except with respect to the obligation to make payment, neither Party shall be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any obligation under this Agreement to the extent that such failure or delay is caused by or results from epidemics, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts, fire, floods, or acts, omissions or delays in acting by any Governmental Authority or the other Party or other causes beyond such Party’s reasonable control. (c) Relationship Of Parties. The relationship between the Parties is only that of independent contractors notwithstanding the collaborative activities contemplated in this Agreement. Neither Cend nor Caladrius is the agent or legal representative of the other Party, and neither Party has the right or authority to bind the other Party in any way. This Agreement is not intended to and shall not be deemed to create a partnership, joint venture, employment relationship, or other similar relationship between the Parties.

- 8 - Error! Unknown document property name. (d) Notice. All notices, consents or other formal or legal communications under this Agreement shall be in writing, and shall be sent to the designated representatives of the Parties at the addresses set forth on Page 1 of this Agreement, and shall be deemed to have been duly given on the date of service if sent on the day following service if sent by overnight air courier service with next day delivery and with written confirmation of delivery, or five (5) calendar days after mailing if sent by first class, registered or certified mail, return receipt requested. Each Party is required to notify the other Party in the above manner of any change of address. (e) Remedy for Breach. In the event of breach or threatened breach by either Party of any terms and conditions of this Agreement to be performed by it, the non-breaching Party shall be entitled, where appropriate, to apply for injunctive relief in any court of competent jurisdiction, without limitation as to other and further remedies, which may be available to such Party. (f) Entire Agreement. This Agreement contains the entire agreement between the Parties, and supersedes all previous agreements, arrangements and understandings, written or oral relating to its subject matter. Any waiver of any provision of this Agreement shall be in writing signed by both of the Parties hereto. A waiver by either Party of a breach or violation of any provision of this Agreement will not constitute or be construed as a waiver of any subsequent breach or violation of that provision or as a waiver of any breach or violation of any other provision of this Agreement. (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its conflict of laws provisions. Except with respect to injunctive relief, any dispute, claim or controversy arising out of this Agreement (“Dispute”) will be brought exclusively in a court of competent jurisdiction, federal or state, located in Delaware, and in no other jurisdiction, and each Party consents and agrees to the exclusive personal jurisdiction of any such court with subject matter jurisdiction in any action arising from such Dispute. Each Party hereby irrevocably waives any claim that such court lacks jurisdiction over such Party or constitutes an inconvenient or improper forum. (h) Interpretation. Definitions in this Agreement shall apply equally to the singular and plural forms of the defined terms. The words “include” and “including” shall be deemed to be followed by the phrase “without limitation” where such phrase does not otherwise appear. The words “herein”, “hereof”, “hereinafter” and words of similar import refer to this Agreement as a whole and not to any particular Articles or Sections of this Agreement. Except as otherwise specifically indicated, all references in this Agreement to Articles and Sections refer to Articles and Sections of this Agreement, and all references to exhibits or schedules refer to exhibits or schedules attached hereto, and all such exhibits and schedules are incorporated herein by reference. (i) Severability. In case any one or more provisions of this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

- 9 - Error! Unknown document property name. (j) Modification. This Agreement may not be modified, in whole or in part, except by an instrument in writing signed by each of the Parties. (k) Attorney’s Fees. In the event a dispute arises regarding this Agreement, the prevailing Party shall be entitled to its reasonable attorneys’ fees and expenses incurred in addition to any other relief to which it is entitled. (l) Counterparts. This Agreement may be executed in several counterparts that together shall be originals and constitute one and the same instrument. (m) Authority. The persons executing this Agreement on behalf of Cend and Caladrius represent and warrant that they have the authority from their respective governing bodies to enter into this Agreement and to bind their respective entities to all the terms and conditions of this Agreement. [Signature page to follow]

- 10 - Error! Unknown document property name. IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed effective as of the Effective Date. Caladrius Biosciences, Inc. By:______________________________ Name: David J. Mazzo, Ph.D. Title: President and CEO Cend Therapeutics Inc. By:______________________________ Name: David Slack Title: President and CEO

- 11 - Error! Unknown document property name. EXHIBIT A STUDIES https://www.clinicaltrials.gov/ct2/show/NCT03193190?term=NCT03193190&draw=2&rank=1 NCT03193190: A Study of Multiple Immunotherapy-Based Treatment Combinations in Participants With Metastatic Pancreatic Ductal Adenocarcinoma (Morpheus-Pancreatic Cancer) The Morpheus-Pancreatic Cancer trial is a Phase Ib/II, open-label, multicenter, randomized study designed to assess the safety, tolerability, pharmacokinetics and preliminary anti-tumor activity of immunotherapy-based treatment combinations in participants with metastatic Pancreatic Ductal Adenocarcinoma (PDAC). For the above, CEND-1 would be used in combination with Atezolizumab, Nab-paclitaxel, and Gemcitabine vs. Placebo, Atezolizumab, Nab-paclitaxel, and Gemcitabine The Proposed Phase 2a Study (yet to be finalized) The proposed study in solid tumors involves a basket trial design involving 2 or 3 different tumor types. CEND-1 would be evaluated on top of standard of care vs. placebo plus standard of care for the appropriate line of therapy (e.g., 1st line vs. metastatic) and/or any clinical study of another design unanimously agreed by the Joint Steering Committee 123703213v.10